SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 5, 1998



                              AMERICA ONLINE, INC.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                               0-19836                     54-1322110
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


22000 AOL Way, Dulles, Virginia                                       20166
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (703) 448-8700

Item 2.  Acquisition or Disposition of Assets.

     On June 5, 1998, America Online, Inc. ("AOL"), AOL Acquisition Corp., R.G.A.O. Holdings Ltd., and Mirabilis Ltd, an Israeli provate limited company ("Mirabilis"), and the Principal Stockholders of Mirabilis entered into an Agreement of Purchase and Sale ("Agreement") pursuant to which AOL acquired the assets of Mirabilis, including its ICQ instant communications and chat technology, and assumed certain liabilities and obligations for a purchase price of $287 million in cash and contingent purchase payments starting in AOL's fiscal year 2001 of up to $120 million over three years, subject to the satisfaction of certain specified growth performance standards in each year (the "Acquisition"). The Company used internally-generated funds and working capital to pay the purchase price, which was determined through negotiation among the parties. The business will continue to be based largely in Tel Aviv and operated as a free Web-based service with its own brand identity. Launched in November 1996, ICQ's instant communications and chat technology informs users when family, friends and business colleagues are online and enables them to exchange messages in real time.

         The description of the Acquisition contained herein is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as
Exhibit 2 and incorporated herein by reference. AOL issued a press release dated June 8, 1998, announcing the completion of the Acquisition, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired and
         (b) Pro Forma Financial Information:

          It is impracticable to provide any of the required financial statements or pro forma financial information, which are not yet available. The Registrant intends to file such financial statements and pro forma financial information as an amendment hereto on or about, but in no event later than, 60 days after the date that this Form 8-K is required to be filed.

         (c)  Exhibits:

         2 Agreement of Purchase and Sale dated as of June 5, 1998 by and among America Online, Inc., AOL Acquisition Corp., R.G.A.O. Holdings Ltd., and Mirabilis Ltd and the Principal Stockholders (Confidential treatment has been requested with respect to certain portions of the Agreement).

         99 Press Release Dated June 8, 1998 Announcing America Online, Inc. Acquires Mirabilis Ltd and its ICQ Instant Communications and Chat Technology

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       AMERICA ONLINE, INC.



Date: June 11, 1998              By:   /s/Lennert J. Leader
                                       --------------------
                                       Lennert J. Leader
                                       Senior Vice President, Chief Financial
                                       Officer, Chief Accounting Officer,
                                       Treasurer and Assistant Secretary

                                  EXHIBIT INDEX
 Exhibit
 Number      Description

    2 Agreement of Purchase and Sale dated as of June 5, 1998 by and among America Online, Inc., AOL Acquisition Corp., R.G.A.O. Holdings Ltd., and Mirabilis Ltd and the Principal Stockholders (Confidential treatment has been requested with respect to certain portions of the Agreement).

   99        Press Release Dated June 8, 1998 Announcing America Online, Inc.
             Acquires Mirabilis Ltd and its ICQ Instant Communications and Chat Technology